SRH

Total Return Fund

STATEMENT OF INVESTMENTS

August 31, 2023 | NYSE: STEW

SRH Total Return Fund, Inc.	Statement of Investments

August 31, 2023 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
LONG TERM INVESTMENTS 108.64%
DOMESTIC COMMON STOCK 98.99%
Capital Goods 3.95%
Stanley Black & Decker, Inc.	680,000	$64,178,400

Construction Machinery 1.73%
Caterpillar, Inc.	100,000	28,113,000

Diversified 42.29%
Berkshire Hathaway, Inc., Class A(a)(b)	1,028	562,033,310
Berkshire Hathaway, Inc., Class B(a)(b)	345,000	124,269,000
		686,302,310
Diversified Financial Services 15.62%
American Express Co.(c)	105,000	16,588,950
Charles Schwab Corp.(c)	750,000	44,362,500
Evercore, Inc., Class A	300,000	42,015,000
JPMorgan Chase & Co.	1,028,000	150,427,240
		253,393,690
Electric 3.53%
NRG Energy, Inc.	1,525,000	57,263,750

Food 1.16%
JM Smucker Co.	130,000	18,843,500

Healthcare Products & Services 1.78%
Johnson & Johnson	179,100	28,956,888

Insurance 2.19%
Travelers Cos., Inc.	220,000	35,470,600

Pharmaceuticals 3.00%
Pfizer, Inc.	1,375,000	48,647,500

Retail 10.79%
eBay, Inc.	650,000	29,107,000
Walmart, Inc.	215,000	34,961,150
Yum! Brands, Inc.	858,000	111,008,040
		175,076,190

See Accompanying Notes to Statement of Investments

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SRH Total Return Fund, Inc.	Statement of Investments

August 31, 2023 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
Semiconductors 2.60%
Intel Corp.	1,200,000	$42,168,000

Software & Tech Services 5.97%
Microsoft Corp.	200,000	65,552,000
PayPal Holdings, Inc.(a)	500,000	31,255,000
		96,807,000
Technology, Hardware & Equipment 4.38%
Cisco Systems, Inc.	1,240,000	71,114,000

TOTAL DOMESTIC COMMON STOCK
(Cost $592,707,513)		1,606,334,828

CLOSED-END FUNDS 3.66%
Cohen & Steers Infrastructure Fund, Inc.	2,750,000	59,455,000

TOTAL CLOSED-END FUNDS
(Cost $37,425,470)		59,455,000

LIMITED PARTNERSHIPS 5.99%
Enterprise Products Partners LP	3,650,000	97,126,500

TOTAL LIMITED PARTNERSHIPS
(Cost $71,009,752)		97,126,500

TOTAL LONG TERM INVESTMENTS
(Cost $701,142,735)		1,762,916,328

See Accompanying Notes to Statement of Investments

Statement of Investments | August 31, 2023	3

SRH Total Return Fund, Inc.	Statement of Investments

August 31, 2023 (Unaudited)

Description	Shares/Principal Amount	Value (Note 2)
SHORT TERM INVESTMENTS 5.26%
Money Market Funds 5.26%
State Street Institutional U.S. Government Money Market Fund, Administration Class, 7-Day Yield - 5.03%	85,432,511	$85,432,511

TOTAL MONEY MARKET FUNDS
(Cost $85,432,511)		85,432,511

TOTAL SHORT TERM INVESTMENTS
(Cost $85,432,511)		85,432,511

TOTAL INVESTMENTS 113.90%		1,848,348,839
(Cost $786,575,246)

SENIOR NOTES (NET OF DEFERRED OFFERING COST OF $1,688,407) (13.76%)		(223,311,593)

OTHER ASSETS AND LIABILITIES, NET (0.14%)		(2,298,589)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS 100.00%		$1,622,738,658

(a)	Non-income producing security.

(b)	For additional information on portfolio concentration, see Note 2.

(c)	A portion of the security is held as collateral for the written call options in the amount of $1,072,400.

Percentages are stated as a percent of Net Assets Applicable to Common Stockholders.

Written Call Options:

Description	Counterparty	Exercise Price	Premiums Received	Expiration Date	Number of Contracts	Notional Value	Value (Note 2)
American Express Co.	Pershing	$175	$1,092,500	1/22/2024	(1,050)	$(16,588,950)	$(375,900)
Charles Schwab Corp.	Pershing	75	2,230,395	6/24/2024	(3,500)	(20,702,500)	(696,500)
						$(37,291,450)	$(1,072,400)

See Accompanying Notes to Statement of Investments

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SRH Total Return Fund, Inc.	Notes to Statement of Investments

August 31, 2023 (Unaudited)

NOTE 1. FUND ORGANIZATION

SRH Total Return Fund, Inc. (the “Fund” or “STEW”), is a non-diversified, closed-end management company organized as a Maryland corporation and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is considered an investment company for financial reporting purposes under generally accepted accounting principles in the United States of America (“GAAP”) and accordingly follows the investment company accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

NOTE 2. VALUATION AND INVESTMENT PRACTICES

Portfolio Valuation: Equity securities including closed-end funds and limited partnerships for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued based on the last sales price at the close of the applicable exchange. If such equity securities were not traded on the valuation date, but market quotations are readily available, they are valued at the bid price provided by an independent pricing service or by principal market makers. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent pricing services, principal market makers, or other independent sources. Money market mutual funds are valued at their net asset value per share. Short-term fixed income securities such as Commercial Paper, Bankers Acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued using market quotations or a matrix method provided by a pricing service. If prices are not available from the pricing service, then the securities will be priced at fair value under procedures approved by the Board of Directors (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Paralel Advisors LLC ("Paralel" or the “Adviser”), as the valuation designee (the "Valuation Designee") with respect to the fair valuation of the Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available or where the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under certain circumstances described below. If the Valuation Designee determines that developments between the close of a foreign market and the close of the New York Stock Exchange (“NYSE”) will, in its judgment, materially affect the value of some or all of the Fund’s portfolio securities, the Valuation Designee may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Valuation Designee reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee may also fair value securities in other situations, such as when a particular foreign market is closed but the U.S. market is open. The Valuation Designee may use outside pricing services to provide it with closing prices. The Valuation Designee may consider whether it is appropriate, in light of relevant circumstances, to adjust such valuation in accordance with the Fund’s valuation procedures. The Valuation Designee cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Statement of Investments | August 31, 2023	5

SRH Total Return Fund, Inc.	Notes to Statement of Investments

August 31, 2023 (Unaudited)

If the Valuation Designee adjusts prices, the Valuation Designee will periodically compare closing prices, the next day’s opening prices in the same markets and those adjusted prices as a means of evaluating its security valuation process.

Options are valued at the mean of the highest bid and lowest ask prices on the principal exchange on which the option trades. If no quotations are available, fair value procedures will be used. Fair value procedures will also be used for any options traded over-the-counter.

Various inputs are used to determine the value of the Fund's investments. Observable inputs are inputs that reflect the assumptions market participants would use based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions based on the best information available in the circumstances.

These inputs are summarized in the three broad levels listed below.

Level 1 —	Unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access

Level 2 —	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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SRH Total Return Fund, Inc.	Notes to Statement of Investments

August 31, 2023 (Unaudited)

The following is a summary of the Fund’s investments by inputs used to value those investments and other financial instruments as of August 31, 2023:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Domestic Common Stock	$1,606,334,828	$–	$–	$1,606,334,828
Closed-End Funds	59,455,000	–	–	59,455,000
Limited Partnerships	97,126,500	–	–	97,126,500
Money Market Funds	85,432,511	–	–	85,432,511
TOTAL	$1,848,348,839	$–	$–	$1,848,348,839

Other Financial Instruments**	Level 1	Level 2	Level 3	Total
Written Call Options	$(1,072,400)	$–	$–	$(1,072,400)
TOTAL	$(1,072,400)	$–	$–	$(1,072,400)

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.

**	Other financial instruments are derivative instruments reflected in the Statement of Investments.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded as of the ex-dividend date or for certain foreign securities, when the information becomes available to the Fund. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis using the effective yield method.

Dividend income from investments in real estate investment trusts (“REITs”) is recorded at management’s estimate of income included in distributions received. Distributions received in excess of this amount are recorded as a reduction of the cost of investments. The actual amount of income and return of capital are determined by each REIT only after its fiscal year-end, and may differ from the estimated amounts. Such differences, if any, are recorded by the Fund in the following annual financial reporting period.

Foreign Currency Translations: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. See Foreign Issuer Risk.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Statement of Investments | August 31, 2023	7

SRH Total Return Fund, Inc.	Notes to Statement of Investments

August 31, 2023 (Unaudited)

Concentration Risk: The Fund operates as a “non-diversified” investment company, as defined in the 1940 Act. As a result of being “non-diversified” with respect to 50% of the Fund’s portfolio, the Fund must limit the portion of its assets invested in the securities of a single issuer to 5%, measured at the time of purchase. In addition, no single investment can exceed 25% of the Fund’s total assets at the time of purchase. A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk. Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of a smaller number of holdings than that of a more diversified fund. As a result, the Fund is subject to a greater risk of loss than a fund that diversifies its investments more broadly.

As of August 31, 2023, the Fund held more than 25% of its assets in Berkshire Hathaway, Inc. In addition to market appreciation of the issuer since the time of purchase, the Fund acquired additional interest in Berkshire Hathaway, Inc. in the March 20, 2015 reorganization. After the reorganization was completed, shares held of the issuer were liquidated to bring the concentration to 25%. Concentration of the Berkshire Hathaway, Inc. position was a direct result of market appreciation and decreased leverage since the time the Fund and the funds acquired in the reorganization purchased the security.

Foreign Issuer Risk: Investment in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include, but are not limited to: (i) less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile thus, in a changing market, the Fund’s adviser may not be able to sell the Fund’s portfolio securities at times, in amounts and at prices they consider reasonable; (iii) currency exchange rates or controls may adversely affect the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience downturns or recessions; and, (v) withholdings and other non-U.S. taxes may decrease the Fund’s return.

Market Disruption Risk: The Fund is subject to investment and operational risks associated with financial, economic, and other global market developments and disruptions.

NOTE 3. DERIVATIVE FINANCIAL INSTRUMENTS

As a part of its investment strategy, the Fund may invest to a lesser extent in derivatives contracts. In doing so, the Fund will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

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SRH Total Return Fund, Inc.	Notes to Statement of Investments

August 31, 2023 (Unaudited)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by the Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

Statement of Investments | August 31, 2023	9